Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06	06/30/06	09/30/06	12/31/06
ASSETS

Cash and Cash Equivalents	$136,468	$146,861	$176,425	$150,409	$180,707	$142,887	$172,567	$145,393	$199,358
Securities Available For Sale	1,446,221	1,409,434	1,363,180	1,348,521	1,383,909	1,344,016	1,288,390	1,231,369	1,137,352
FRB and FHLB Stock	19,243	19,352	19,352	19,352	19,352	19,352	18,577	16,124	13,403
Loans Held For Sale	33,535	22,131	22,611	34,774	19,737	19,319	18,882	21,646	17,354

Loans:
Commercial & Industrial (C&I)	801,369	812,050	831,537	841,430	848,420	836,986	851,692	854,475	853,839
Municipal	106,120	98,128	79,070	156,630	160,357	172,443	90,206	144,152	141,522
Multi-Family	182,541	180,632	185,920	192,563	196,590	195,809	205,443	213,153	216,049
Commercial Real Estate	1,590,457	1,651,247	1,736,665	1,760,621	1,778,202	1,827,096	1,884,716	1,933,279	1,942,685
Construction	174,283	133,799	124,648	173,909	192,165	212,824	218,123	211,187	232,000
Residential Real Estate	688,017	712,133	733,472	724,873	737,462	731,798	750,031	749,106	751,450
Home Equity Credit Lines	294,656	297,649	307,866	316,733	316,465	316,355	319,606	325,814	322,124
Consumer	239,750	242,239	255,239	259,865	257,829	254,719	254,839	246,394	237,541

Total Loans	4,077,193	4,127,877	4,254,417	4,426,624	4,487,490	4,548,030	4,574,656	4,677,560	4,697,210
Less: Allowance for Loan Losses	(59,031)	(59,811)	(60,805)	(61,468)	(60,822)	(61,464)	(62,070)	(62,153)	(62,160)

Net Loans	4,018,162	4,068,066	4,193,612	4,365,156	4,426,668	4,486,566	4,512,586	4,615,407	4,635,050

Accrued Interest Receivable	28,956	28,443	29,689	29,202	32,621	32,772	31,138	32,393	33,123
Other Assets	70,609	74,841	87,492	90,480	93,377	93,673	102,079	89,759	83,938
Premises and Equipment, net	74,271	72,336	71,632	70,509	69,731	68,568	69,503	67,952	67,036
Mortgage Servicing Rights	11,826	12,074	12,073	12,970	13,741	13,966	14,529	14,347	14,155
Identified Intangibles	20,422	19,648	18,983	18,320	17,655	16,991	16,326	15,661	14,996
Goodwill	216,136	216,136	216,136	216,136	216,038	216,038	216,038	216,038	216,038

Total Assets	$6,075,849	$6,089,322	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089	$6,431,803

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$890,561	$881,954	$934,234	$988,096	$973,752	$929,718	$965,794	$971,378	$966,758
Savings	519,623	514,215	502,525	499,119	489,734	489,944	474,883	481,380	468,294
NOW	890,701	898,720	908,148	891,058	861,000	906,934	895,817	866,134	861,435
CMAs / Money Market	1,577,474	1,527,753	1,418,634	1,592,743	1,749,878	1,584,777	1,441,573	1,658,319	1,655,349
Certificates of Deposit Less than $100,000	735,577	763,502	811,389	814,435	814,289	853,645	878,181	858,834	848,814
Certificates of Deposit $100,000 and Over	424,794	477,019	569,505	607,897	625,682	618,319	661,322	663,086	678,243

Total Deposits	5,038,730	5,063,163	5,144,435	5,393,348	5,514,335	5,383,337	5,317,570	5,499,131	5,478,893

Securities Sold Under Agreements to Repurchase	76,716	91,443	56,775	64,114	56,315	53,238	138,773	87,112	73,611
Other Borrowings	279,755	254,418	296,903	179,552	171,008	288,482	285,497	135,975	136,409
Accrued Expenses and Other Liabilities	52,296	54,721	64,466	63,428	60,488	59,295	63,299	63,162	71,804

Total Liabilities	5,447,497	5,463,745	5,562,579	5,700,442	5,802,146	5,784,352	5,805,139	5,785,380	5,760,717

Stockholders’ Equity:
Common Stock	50,204	50,207	50,210	50,220	50,220	50,235	50,235	50,235	50,235
Surplus	271,338	271,166	273,533	274,429	276,278	272,696	273,723	274,834	276,034
Retained earnings	370,472	381,203	392,312	405,624	419,057	430,811	442,456	454,985	468,331
Treasury, at cost	(69,246)	(68,233)	(67,657)	(65,684)	(60,801)	(64,189)	(85,678)	(85,613)	(105,666)
Accumulated Other Comprehensive Income	672	(13,747)	(4,978)	(14,595)	(18,968)	(25,216)	(30,924)	(19,470)	(24,008)
Director’s Deferred Compensation to be Settled in Stock	4,930	4,996	5,197	5,400	5,604	5,459	5,664	5,738	6,160
Unearned Portion of Employee Restricted Stock	(18)	(15)	(11)	(7)	—	—	—	—	—

Total Stockholders’ Equity	628,352	625,577	648,606	655,387	671,390	669,796	655,476	680,709	671,086

Total Liabilities and Stockholders’ Equity	$6,075,849	$6,089,322	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089	$6,431,803

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTD 12/31/04	QTD 03/31/05	QTD 06/30/05	QTD 09/30/05	QTD 12/31/05	QTD 03/31/06	QTD 06/30/06	QTD 09/30/06	QTD 12/31/06	YTD 12/31/06	YTD 12/31/05
Interest Income:
Loans	$56,302	$58,151	$62,786	$68,588	$71,834	$73,265	$78,547	$82,743	$84,752	$319,307	$261,359
Investments	15,359	15,061	14,829	14,033	14,960	14,694	14,120	13,539	13,052	55,405	58,883

Total Interest Income	71,661	73,212	77,615	82,621	86,794	87,959	92,667	96,282	97,804	374,712	320,242

Interest Expense:
Deposits	10,300	11,268	14,193	17,561	20,904	23,065	25,715	28,868	30,905	108,553	63,926
Borrowings	2,167	2,959	3,342	2,845	2,857	3,898	4,900	4,689	3,670	17,157	12,003

Total Interest Expense	12,467	14,227	17,535	20,406	23,761	26,963	30,615	33,557	34,575	125,710	75,929

Net Interest Income	59,194	58,985	60,080	62,215	63,033	60,996	62,052	62,725	63,229	249,002	244,313
Provision for Credit Losses	1,825	1,075	1,400	1,325	1,354	1,533	1,750	1,670	1,967	6,920	5,154

Net Interest Income after Provision for Credit Losses	57,369	57,910	58,680	60,890	61,679	59,463	60,302	61,055	61,262	242,082	239,159

Noninterest Income:
Investment Management and Trust	5,322	4,971	5,003	4,996	5,047	5,153	5,322	5,233	5,585	21,293	20,017
Service Charges on Deposits	4,179	4,041	4,093	4,053	3,926	3,929	4,358	4,277	4,164	16,728	16,113
Mortgage Servicing	(260)	355	209	658	607	663	657	382	404	2,106	1,829
Gains on Sales of Loans, Net	2,604	2,131	2,003	2,586	2,301	1,370	1,903	1,624	1,397	6,294	9,021
Gains on Sales of Securities	107	0	0	0	0	0	0	0	0	0	0
Credit Card, Net	1,074	975	1,131	1,237	1,193	1,192	1,269	1,376	1,270	5,107	4,536
Insurance Commissions, Net	1,223	2,364	1,526	1,341	1,134	2,046	1,429	1,275	1,055	5,805	6,365
Other	2,674	2,722	3,211	2,907	3,243	3,234	3,590	1,970	4,062	12,856	12,083

Total Noninterest Income	16,923	17,559	17,176	17,778	17,451	17,587	18,528	16,137	17,937	70,189	69,964

Noninterest Expense:
Salaries	21,436	21,676	23,911	22,250	21,659	22,917	23,789	23,200	23,311	93,217	89,496
Employee Benefits	5,281	6,479	4,238	5,784	5,717	5,752	5,598	5,637	5,168	22,155	22,218
Net Occupancy	5,410	6,326	6,024	5,844	5,900	6,150	5,780	5,705	5,789	23,424	24,094
Data Processing	916	775	810	921	951	971	982	1,034	1,092	4,079	3,457
Amortization of Intangibles	774	774	664	665	665	665	664	665	665	2,659	2,768
Conversion and Restructuring Charges	291	0	0	0	0	0	0	0	0	0	0
Other	9,782	10,182	10,583	9,948	11,097	9,945	10,823	9,777	10,288	40,833	41,808

Total Noninterest Expense	43,890	46,212	46,230	45,412	45,989	46,400	47,636	46,018	46,313	186,367	183,841

Income Before Income Taxes	30,402	29,257	29,626	33,256	33,141	30,650	31,194	31,174	32,886	125,904	125,282
Income Tax Expense	10,459	10,175	10,166	11,572	11,328	10,452	10,185	9,449	10,350	40,436	43,243

Net Income	$19,943	$19,082	$19,460	$21,684	$21,813	$20,198	$21,009	$21,725	$22,536	85,468	82,039

Effective tax rate	0.344	0.348	0.343	0.348	0.342	0.341	0.327	0.303	0.315	0.321	0.345

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 12/31/04	QTD 03/31/05	QTD 06/30/05	QTD 09/30/05	QTD 12/31/05	QTD 03/31/06	QTD 06/30/06	QTD 09/30/06	QTD 12/31/06	YTD 12/31/06	YTD 12/31/05
Per Common Share
Earnings, Basic	$0.43	$0.41	$0.42	$0.47	$0.46	$0.43	$0.45	$0.47	$0.50	$1.85	$1.76
Earnings, Diluted	0.43	0.41	0.41	0.46	0.46	0.43	0.45	0.47	0.48	1.83	1.74
Dividends	0.18	0.18	0.18	0.18	0.18	0.18	0.20	0.20	0.20	0.78	0.72

Book Value	$13.56	$13.48	$13.97	$14.08	$14.34	$14.33	$14.26	$14.80	$14.79	$14.79	$14.34
Tangible Book Value	$8.45	$8.40	$8.90	$9.04	$9.35	$9.34	$9.20	$9.76	$9.70	$9.70	$9.35

Credit Quality
Nonperforming Assets (NPAs)	$20,024	$20,692	$23,150	$18,299	$16,194	$24,844	$24,727	$26,089	$20,358	$20,358	$16,194
90 Days past due and still accruing	2,604	4,543	1,981	2,720	3,038	3,323	2,283	3,196	3,352	3,352	3,038

Total	$22,628	$25,235	$25,131	$21,019	$19,232	$28,167	$27,010	$29,285	$23,710	$23,710	$19,232
NPAs to Loans Plus OREO	0.49%	0.50%	0.54%	0.41%	0.36%	0.55%	0.54%	0.56%	0.43%	0.43%	0.36%

Allowance for loan losses	$59,031	$59,811	$60,805	$61,468	$60,822	$61,464	$62,070	$62,153	$62,160	$62,160	$60,822
Reserve for unfunded commitments	—	—	—	—	1,200	1,200	1,200	1,200	1,200	1,200	1,200

Allowance for credit losses (ACL)	$59,031	$59,811	$60,805	$61,468	$62,022	$62,664	$63,270	$63,353	$63,360	$63,360	$62,022

ACL to Loans	1.45%	1.45%	1.43%	1.39%	1.38%	1.38%	1.38%	1.35%	1.35%	1.35%	1.38%
ACL to Loans (excluding municipals)	1.49%	1.48%	1.46%	1.44%	1.43%	1.43%	1.41%	1.40%	1.39%	1.39%	1.43%
ACL to Non-performing loans	296.41%	289.29%	262.71%	335.92%	392.06%	257.81%	260.13%	248.90%	315.32%	315.32%	392.06%

Charge-offs	$2,821	$1,154	$1,313	$1,668	$1,840	$1,753	$1,871	$2,093	$3,070	$8,787	$5,975
Recoveries	1,428	859	907	1,006	1,040	862	728	506	1,110	3,206	3,812

Net Charge-offs	$1,393	$295	$406	$662	$800	$891	$1,143	$1,587	$1,960	$5,581	$2,163

Net Charge-off Ratio	0.03%	0.01%	0.01%	0.01%	0.02%	0.02%	0.03%	0.03%	0.04%	0.12%	0.05%

Average Balance Sheet Data
Securities	$1,495,302	$1,450,210	$1,409,045	$1,341,648	$1,378,688	$1,391,413	$1,333,444	$1,269,907	$1,201,734	$1,298,515	$1,394,556
Loans, Net	4,000,917	4,057,647	4,174,491	4,316,317	4,408,205	4,455,403	4,552,727	4,626,194	4,632,538	4,567,228	4,240,206
Earning Assets	5,572,226	5,568,124	5,644,833	5,738,499	5,895,121	5,915,366	5,948,463	5,959,599	5,926,319	5,937,072	5,712,483
Total Assets	6,097,711	6,068,272	6,151,863	6,257,730	6,418,971	6,430,410	6,462,457	6,482,127	6,426,533	6,449,556	6,225,167
Deposits	5,128,344	5,000,949	5,085,064	5,270,406	5,454,388	5,377,674	5,372,367	5,442,894	5,434,889	5,406,784	5,204,051
Borrowings	291,919	386,613	367,617	272,257	246,660	321,073	367,521	312,430	249,344	312,255	317,777
Stockholders’ Equity	623,515	629,371	637,904	651,667	660,353	671,058	661,020	662,964	677,244	667,753	644,929

Common Shares Outstanding	46,341,819	46,401,555	46,437,041	46,556,737	46,829,048	46,748,381	45,978,122	45,994,341	45,360,125	45,360,125	46,829,048
Weighted Average Common Shares Outstanding	46,293,418	46,384,816	46,414,471	46,519,124	46,689,991	46,804,242	46,423,288	45,982,152	45,745,340	46,235,151	46,502,983
Weighted Average Common and Common Equivalent Shares Outstanding	46,959,927	46,918,134	46,900,608	47,108,614	47,291,129	47,401,157	46,903,363	46,503,862	46,388,348	46,802,265	47,051,394

Return on Average Tangible Equity	20.72%	19.94%	19.58%	20.80%	20.47%	18.92%	19.87%	20.20%	20.25%	19.83%	20.22%
Return on Average Equity	12.72%	12.30%	12.24%	13.20%	13.11%	12.21%	12.75%	13.00%	13.20%	12.80%	12.72%
Return on Average Tangible Assets	1.39%	1.36%	1.35%	1.46%	1.43%	1.35%	1.38%	1.41%	1.47%	1.40%	1.40%
Return on Average Assets	1.30%	1.28%	1.27%	1.37%	1.35%	1.27%	1.30%	1.33%	1.39%	1.33%	1.32%
Net Yield on Earning Assets	4.27%	4.30%	4.29%	4.35%	4.30%	4.20%	4.22%	4.23%	4.29%	4.24%	4.31%
Efficiency Ratio	55.81%	58.07%	59.87%	54.57%	54.37%	56.61%	56.87%	55.91%	54.56%	55.98%	56.67%

Tangible Capital Ratio (TCR)	6.71%	6.66%	6.92%	6.88%	7.01%	7.02%	6.79%	7.20%	7.10%	7.10%	7.01%
TCR without Other Comprehensive Income	6.70%	6.87%	6.99%	7.09%	7.28%	7.38%	7.24%	7.48%	7.45%	7.45%	7.28%
Leverage Ratio	8.54%	8.79%	9.10%	9.13%	9.21%	9.38%	9.04%	9.24%	9.24%	9.24%	9.21%
Tier 1 Capital Ratio	10.61%	10.62%	10.73%	10.90%	11.23%	11.61%	11.29%	11.59%	11.56%	11.56%	11.23%
Total Capital Ratio	11.82%	11.81%	11.92%	12.07%	12.40%	12.82%	12.49%	12.80%	12.78%	12.78%	12.40%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended December 31, 2006

	2006			2005
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$855,297	$17,566	8.15%	$847,452	$15,110	7.07%
Municipal	137,602	2,036	5.92%	158,044	1,860	4.71%
Multifamily	212,893	3,817	7.02%	193,077	3,248	6.58%
Commercial Real Estate	1,931,228	35,025	7.20%	1,756,346	29,108	6.58%
Construction	225,372	4,364	7.58%	188,726	3,250	6.74%
Residential Real Estate	768,051	12,477	6.50%	751,154	10,795	5.75%
Home Equity	323,679	6,568	8.05%	316,647	5,483	6.87%
Consumer	240,866	3,669	6.04%	258,902	3,656	5.60%

Total Loans	4,694,988	85,522	7.23%	4,470,348	72,510	6.44%
Investments:
Taxable	1,201,295	12,674	4.22%	1,377,835	14,467	4.20%
Tax-Favored Securities	439	7	6.43%	853	13	6.19%
Interest-Bearing Deposits in Banks	280	3	4.54%	250	2	2.68%
Federal Funds Sold	29,317	370	5.00%	45,835	472	4.08%

Total Interest-Earning Assets	5,926,319	98,576	6.61%	5,895,121	87,464	5.89%

NonInterest-Earning Assets	562,664			585,993
Allowance for Loan Losses	(62,450)			(62,143)

Total Assets	$6,426,533			$6,418,971

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	$467,484	$966	0.82%	$492,538	$634	0.51%
Now	830,728	1,665	0.80%	853,946	1,154	0.54%
CMA/Money Market	1,671,029	12,759	3.03%	1,685,040	8,255	1.94%
Certificates of Deposit less than $100,000	854,078	7,698	3.58%	816,388	5,459	2.65%
Certificates of Deposit $100,000 and over	683,004	7,817	4.54%	635,402	5,402	3.37%

Total Interest-Bearing Deposits	4,506,323	30,905	2.72%	4,483,314	20,904	1.85%

Repos	103,130	658	2.53%	62,735	296	1.87%
Other Borrowings	146,214	3,012	8.17%	183,925	2,561	5.52%

Total Interest-Bearing Liabilities	4,755,667	34,575	2.88%	4,729,974	23,761	1.99%

NonInterest-Bearing Liabilities:

Demand Deposits	928,566			971,074
Other Liabilities	65,056			57,570

Total Liabilities	5,749,289			5,758,618
Stockholders’ Equity	677,244			660,353

Total Liabilities and Stockholders’ Equity	$6,426,533			$6,418,971

Net Interest Income		$64,001			$63,703

Interest Rate Spread (2)			3.73%			3.90%
Net Yield on Earning Assets (3)			4.29%			4.30%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Year Ended December 31, 2006

	2006			2005
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$847,360	$66,297	7.82%	$826,073	$54,591	6.61%
Municipal	153,309	8,087	5.27%	127,476	5,219	4.09%
Multifamily	203,978	14,303	6.92%	187,117	12,040	6.35%
Commercial Real Esate	1,876,989	130,442	6.95%	1,700,160	105,991	6.23%
Construction	217,025	16,196	7.36%	159,838	10,296	6.35%
Residential Real Estate	761,502	47,463	6.29%	741,055	42,010	5.73%
Home Equity	319,539	24,905	7.79%	306,750	18,974	6.19%
Consumer	249,769	14,607	5.84%	252,614	14,297	5.66%

Total Loans	4,629,471	322,300	6.95%	4,301,083	263,418	6.12%
Investments:
Taxable	1,298,031	54,930	4.23%	1,393,446	58,177	4.18%
Tax-Favored Securities	484	31	6.49%	1,110	69	6.22%
Interest-Bearing Deposits in Banks	280	9	3.07%	211	5	2.33%
Federal Funds Sold	8,806	445	5.06%	16,633	644	3.87%

Total Interest-Earning Assets	5,937,072	377,715	6.35%	5,712,483	322,313	5.64%

NonInterest-Earning Assets	574,727			573,561
Allowance for Loan Losses	(62,243)			(60,877)

Total Assets	$6,449,556			$6,225,167

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	$482,100	$3,496	0.73%	$505,177	$2,203	0.44%
Now	858,264	6,293	0.73%	870,896	4,081	0.47%
CMA/Money Market	1,620,005	43,218	2.67%	1,561,028	22,728	1.46%
Certificates of Deposit less than $100,000	855,167	28,187	3.30%	790,968	18,636	2.36%
Certificates of Deposit $100,000 and over	657,041	27,359	4.16%	554,048	16,278	2.94%

Total Interest-Bearing Deposits	4,472,577	108,553	2.43%	4,282,117	63,926	1.49%

Repos	92,294	2,917	3.16%	86,701	1,498	1.73%
Other Borrowings	219,961	14,240	6.47%	231,076	10,505	4.55%

Total Interest-Bearing Liabilities	4,784,832	125,710	2.63%	4,599,894	75,929	1.65%

NonInterest-Bearing Liabilities:

Demand Deposits	934,207			921,934
Other Liabilities	62,764			58,410

Total Liabilities	5,781,803			5,580,238
Stockholders’ Equity	667,753			644,929

Total Liabilities and Stockholders’ Equity	$6,449,556			$6,225,167

Net Interest Income		$252,005			$246,384

Interest Rate Spread (2)			3.72%			3.99%
Net Yield on Earning Assets (3)			4.24%			4.31%